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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2005

                          REGIONS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                     63-0589368
----------------                -------------              -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

    417 North 20th Street, Birmingham, Alabama               35203
   --------------------------------------------           -----------
     (Address of principal executive offices)             (Zip code)

                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

      As reported in the Company's Form 8-K filed on May 17, 2005, in contemplation of his assuming the role of chief executive officer of the Company as of July 1, 2005, Jackson W. Moore and the Company memorialized in a letter of understanding their agreement to certain amendments to Mr. Moore's compensation arrangements, which they believe to be consistent with Region Financial Corporation's aspirations of best governance practices. Consistent with those aspirations, Regions and Mr. Moore implemented the letter of understanding by formally amending Mr. Moore's employment agreement with Regions, in the form of an amended and restated employment agreement dated as of June 29, 2005 (the "employment agreement," filed as exhibit 99.1 to the Company's Form 8-K filed on July 6, 2005). Both the letter of understanding and the employment agreement contemplate that Company aircraft will be made available for personal use by Mr. Moore from time to time and that Mr. Moore will pay the Company for his personal use. In the employment agreement, Regions and Mr. Moore agreed to establish the arrangement by which Mr. Moore would bear the cost of his personal use of Company aircraft, subject to compliance with applicable Federal Aviation Administration (FAA) regulations.

      Accordingly, on November 2, 2005, Regions and Mr. Moore entered into an aircraft time sharing agreement pursuant to which Mr. Moore will pay the Company for his personal use of company aircraft. Mr. Moore will pay the Company for the actual expenses of each specific flight for: (a) fuel, oil, lubricants and other additives; (b) travel expenses of the crew, including food, lodging and ground transportation; (c) hangar and tie down costs away from the aircraft's base of operation; (d) insurance obtained for the specific flight; (e) landing fees, airport taxes and similar assessments; (f) customs, foreign permit and similar fees directly related to the flight; (g) in-flight food and beverages; (h) passenger ground transportation; (i) flight planning and weather contract services; and (j) an additional charge equal to fifty percent (50%) of the expenses listed in clause (a) above. These are the only categories of expenses permitted to be paid by Mr. Moore under applicable FAA regulations.

      The Company and flight crew retain the authority to determine what flights may be scheduled and when a flight may be cancelled or changed for safety or maintenance reasons.

      This agreement will terminate on the earlier of (a) termination by mutual consent, (b) the date of Mr. Moore's termination of employment with the Company or (c) the date of Mr. Moore's death.

      A copy of the aircraft time sharing agreement is attached hereto as
Exhibit 99.1 and hereby incorporated by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The exhibits listed in the exhibit index are filed as a part of this current report on Form 8-K.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                        (Registrant)

                                 By: /s/ Ronald C. Jackson
                                     ----------------------------
                                     Ronald C. Jackson
                                     Senior Vice President and Comptroller

Date: November 3, 2005

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                                INDEX TO EXHIBITS

Exhibit No.                       Description
----------                        ----------
 99.1         Aircraft Time Sharing Agreement dated November 2, 2005,
              between Jackson W. Moore and Regions Financial Corporation.